EXHIBIT 99.1

                       TABLE VI - ACQUISITION OF EQUIPMENT
                          BY THE PRIOR PUBLIC PROGRAMS

                                    TABLE VI
           Acquisition of Equipment - Prior Public Programs - Series A
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for Series A for the three years ended December 31, 2001:

  Original Lessee                                          Date                Total                Cash             Acquisition
 or Equipment User        Location       Equipment      Purchased          Financing (1)        Expended (2)           Cost (3)
 -----------------        --------       ---------      ---------          -------------        ------------           --------

                                                                         ------------------   -----------------    -----------------
                                                                                        $0                  $0                   $0
                                                                         ==================   =================    =================

                                    TABLE VI
          Acquisition of Equipment - Recent Public Programs - Series A
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for Series A at December 31, 2001 pursuant to leases or which secure its Financing Transactions.

                           Equipment          Equipment               Total
Equipment Category           Leases           Financings            Portfolio
------------------           ------           ----------            ---------

                         $        --         $        --         $          --
                         -----------         -----------         -------------

                                    TABLE VI
           Acquisition of Equipment - Prior Public Programs - Series B
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for Series B for the three years ended December 31, 2001:

   Original Lessee                                                     Date             Total            Cash         Acquisition
  or Equipment User         Location            Equipment            Purchased      Financing (1)    Expended (2)       Cost (3)
  -----------------         --------            ---------            ---------      -------------    ------------       --------

                                                                                    --------------   --------------  ---------------
                                                                                               $0               $0               $0
                                                                                    ==============   ==============  ===============

                                    TABLE VI
          Acquisition of Equipment - Recent Public Programs - Series B
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for Series B at December 31, 2001 pursuant to leases or which secure its Financing Transactions.

                           Equipment          Equipment               Total
Equipment Category           Leases           Financings            Portfolio
------------------           ------           ----------            ---------

                         $        --         $        --         $          --
                         -----------         -----------         -------------

                                    TABLE VI
           Acquisition of Equipment - Prior Public Programs - Series C
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for Series C for the three years ended December 31, 2001:

    Original Lessee                                                     Date             Total            Cash         Acquisition
   or Equipment User           Location            Equipment          Purchased      Financing (1)    Expended (2)       Cost (3)
------------------------   -----------------  --------------------  --------------   --------------   --------------  --------------
                                                                                     --------------   --------------  --------------
                                                                                                $0               $0               $0
                                                                                     ==============   ==============  ==============

                                    TABLE VI
          Acquisition of Equipment - Recent Public Programs - Series C
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for Series C at December 31, 2001 pursuant to leases or which secure its Financing Transactions.

                           Equipment            Equipment             Total
Equipment Category           Leases            Financings           Portfolio
                         ---------------      ------------       ---------------

                          $         --         $       --         $        --
                         ---------------      ------------       ---------------

                                    TABLE VI
           Acquisition of Equipment - Prior Public Programs - Series D
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for Series D for the three years ended December 31, 2001:

     Original Lessee                                                     Date          Total             Cash         Acquisition
    or Equipment User            Location            Equipment         Purchased   Financing (1)     Expended (2)      Cost (3)
-------------------------   ------------------   -----------------   ------------  ---------------  ---------------  --------------
                                                                                   ---------------  ---------------  --------------
                                                                                               $0               $0              $0
                                                                                   ===============  ===============  ==============

                                    TABLE VI
          Acquisition of Equipment - Recent Public Programs - Series D
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for Series D at December 31, 2001 pursuant to leases or which secure its Financing Transactions.

                                  Equipment                Equipment                    Total
Equipment Category                 Leases                 Financings                  Portfolio
                               ----------------          --------------          --------------------
Manufacturing & Production         $ 1,952,246                $ 31,909                   $ 1,984,155
Aircraft                             2,401,536                 983,333                     3,384,869
Computer Systems                        28,066                       0                        28,066
Restaurant Equipment                   342,503                   2,755                       345,258
Office Furniture & Fixtures             16,743                       0                        16,743
Telecommunications                       9,915                  32,449                        42,364
Medical                                 10,676                  33,986                        44,662
Printing                                     0                  50,151                        50,151
Video Production                        91,112                       0                        91,112
Retail Systems                          27,933                       0                        27,933
Miscellaneous                                0                  18,399                        18,399

                               ----------------          --------------          --------------------
                                    $4,880,730              $1,152,982                    $6,033,712
                               ================          ==============          ====================

                                    TABLE VI
           Acquisition of Equipment - Prior Public Programs - Series E
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for Series E for the three years ended December 31, 2001:

      Original Lessee                                                      Date          Total             Cash        Acquisition
     or Equipment User           Location              Equipment        Purchased    Financing (1)     Expended (2)     Cost (3)
---------------------------  -------------------  ------------------  -------------  --------------   --------------  -------------
                                                                                     --------------   ---------------  ------------
                                                                                                 $0               $0            $0
                                                                                     ==============   ===============  ============

                                    TABLE VI
          Acquisition of Equipment - Recent Public Programs - Series E
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for Series E at December 31, 2001 pursuant to leases or which secure its Financing Transactions.

                                  Equipment                Equipment                  Total
Equipment Category                  Leases                Financings                Portfolio
                                ---------------          -------------          ----------------
Aircraft                           $22,307,742                     $0               $22,307,742
Computer Systems                     3,769,824              2,073,566                 5,843,390
Retail Systems                       7,392,106                508,837                 7,900,943
Manufacturing & Production           8,779,291              2,643,934                11,423,225
Telecommunications                   5,523,176              2,156,389                 7,679,565
Office Furniture & Fixtures          1,125,469              6,105,844                 7,231,313
Restaurant Equipment                   859,406              2,101,395                 2,960,801
Medical                              1,260,426              1,487,306                 2,747,732
Automotive                              88,406              1,799,092                 1,887,498
Construction                           335,364                958,359                 1,293,723
Miscellaneous                        1,033,757              1,319,226                 2,352,983
Material Handling                      753,485                616,833                 1,370,318
Sanitation                           1,014,544                 39,750                 1,054,294

                                ---------------          -------------          ----------------
                                   $54,242,996            $21,810,531               $76,053,527
                                ===============          =============          ================

                                    TABLE VI
            Acquisition of Equipment - Prior Public Programs - LP Six
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for LP Six for the three years ended December 31, 2001:

    Original Lessee                                                            Date          Total            Cash       Acquisition
   or Equipment User           Location                 Equipment            Purchased    Financing (1)    Expended (2)    Cost (3)
   -----------------           --------                 ---------            ---------    -------------    ------------    --------
Albany International        St Stephen, SC      Manufacturing & Production     Dec-00        511,767        1,193,290     1,705,057
Crowley Foods Inc.          Concord, NH         Manufacturing & Production     Dec-00              0          172,056       172,056
National Broadcasting Co.   Washington, DC      Manufacturing & Production     Dec-00      1,189,055        1,460,541     2,649,596
Nestle USA Inc.             Modesto, CA.        Material Handling              Dec-00          7,228           13,781        21,009
M.A. Gedney Co.             Ayer, MA.           Trailers                       Dec-00              0           65,322        65,322
Oscar Mayer Foods Corp.     Ontario, CA.        Trailers                       Dec-00         12,893           36,575        49,468
Smithfield Foods Inc.       Smithfield, VA.     Trailers                       Dec-00        196,382          159,205       355,587
Smithfield Foods Inc.       Smithfield, VA.     Trailers                       Dec-00        198,818          157,683       356,501
The Perrier Group Inc.      Casselberry, FL     Tractors\Trucks                Dec-00         11,263            4,644        15,907
The Perrier Group Inc.      Clearwater, FL      Tractors\Trucks                Dec-00         10,604            4,372        14,976
The Perrier Group Inc.      Jupiter, FL.        Tractors\Trucks                Dec-00         11,263            4,644        15,907
The Perrier Group Inc.      Los Angeles, CA     Tractors\Trucks                Dec-00         11,540            4,757        16,297
The Perrier Group Inc.      Miami, FL           Tractors\Trucks                Dec-00         11,263            4,644        15,907
The Perrier Group Inc.      Milipitas, FL.      Tractors\Trucks                Dec-00         11,540            4,757        16,297
The Perrier Group Inc.      Pennsaukin, NJ      Tractors\Trucks                Dec-00         11,685            4,817        16,502
The Perrier Group Inc.      San Francisco, CA   Tractors\Trucks                Dec-00         11,540            4,757        16,297
The Perrier Group Inc.      Tampa, FL           Tractors\Trucks                Dec-00         10,604            4,372        14,976
International Paper Inc.    Ticonderoga, NY     Haul Trucks\Wheel Loaders      Dec-00              0          114,158       114,158
National Steel Corporation  Kewatin, MN.        Haul Trucks\Wheel Loaders      Dec-00      1,001,470          682,953     1,684,423
                            Total Equipment transactions less than $25,000                         0        3,745,786     3,745,786

                                                                                          ----------       ----------   -----------
                                                                                          $3,218,915       $7,843,114   $11,062,039
                                                                                          ==========       ==========   ===========

(1)   This is the financing at the date of acquisition.

(2) Cash expended is equal to cash paid plus amounts payable on equipment purchases at December 31, 2001.

(3) Total acquisition cost is equal to the contractual purchase price plus acquisition fee.

                                    TABLE VI
           Acquisition of Equipment - Recent Public Programs - LP Six
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for LP Six at December 31, 2001 pursuant to leases or which secure its Financing Transactions.

                                  Equipment               Equipment                 Total
Equipment Category                  Leases               Financings               Portfolio
                                ---------------          ------------           ---------------
Aircraft                           $19,100,646                    $0               $19,100,646
Manufacturing & Production             390,889             1,346,318                 1,737,207
Telecommunications                   7,471,065                     0                 7,471,065
Computer Systems                        95,499                     0                    95,499
Construction                         1,549,987                     0                 1,549,987
Printing                                56,116                     0                    56,116
Office Furniture & Fixtures            125,035                19,249                   144,284
Material Handling                       12,942                43,265                    56,207
Trucks & Trailers                    4,526,549                     0                 4,526,549
Miscellaneous                           51,910                     0                    51,910

                                ---------------          ------------           ---------------
                                   $33,380,638            $1,408,832               $34,789,470
                                ===============          ============           ===============

                                    TABLE VI
           Acquisition of Equipment - Prior Public Programs - LP Seven
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for LP Seven for the three years ended December 31, 2001:

  Original Lessee                                                     Date              Total           Cash         Acquisition
 or Equipment User       Location              Equipment            Purchased       Financing (1)    Expended (2)      Cost (3)
 -----------------       --------              ---------            ---------       -------------    ------------      --------

                                                                                   --------------  --------------   --------------
                                                                                              $0              $0               $0
                                                                                   ==============  ==============   ==============

                                    TABLE VI
          Acquisition of Equipment - Recent Public Programs - LP Seven
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for LP Seven at December 31, 2001 pursuant to leases or which secure its Financing Transactions.

                                   Equipment               Equipment                 Total
Equipment Category                   Leases               Financings               Portfolio
                                ---------------          ------------           ---------------
Aircraft                           $78,127,428                    $0               $78,127,428
Vessels                             49,855,000                     0                49,855,000
Computer Systems                    18,733,741                74,565                18,808,306
Manufacturing & Production          18,232,161               183,663                18,415,824
Office Furniture & Fixtures          6,624,601               762,915                 7,387,516
Office Equipment                     2,764,522                     0                 2,764,522
Telecommunications                     513,825                     0                   513,825
Miscellaneous                          276,590                     0                   276,590

                                ---------------          ------------           ---------------
                                  $175,127,868            $1,021,143              $176,149,011
                                ===============          ============           ===============

                                    TABLE VI
          Acquisition of Equipment - Current Public Programs - Fund 8A
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for Fund 8A for the three years ended December 31, 2001:

       Original Lessee                                                             Date        Total          Cash       Acquisition
      or Equipment User               Location              Equipment            Purchased  Financing (1)  Expended (2)    Cost (3)
      -----------------               --------              ---------            ---------  -------------  ------------    --------
Pharma Print, Inc.                 Irvine, CA         Manufacturing & Production   Mar-99    1,408,127        278,707     1,686,834
Pharma Print, Inc.                 Irvine, CA         Manufacturing & Production   Mar-99      448,408         88,752       537,160
Sabena Belgian World Airways       Manhasset, NY      Aircraft                     Mar-99            0      3,067,695     3,067,695
Amazon.Com                         Seattle, WA        Computers                    Mar-99            0      5,222,100     5,222,100
Amazon.Com                         Seattle, WA        Computers                    Mar-99            0        962,760       962,760
Amazon.Com                         Seattle, WA        Computers                    Mar-99            0        750,668       750,668
Amazon.Com                         Seattle, WA        Computers                    Mar-99            0        751,788       751,788
BP Amoco Corp                      Cleveland, OH      Vessel                       Mar-99    7,294,424      6,015,821    13,310,245
America West                       Tempe, AZ          Aircraft                     Mar-99   10,069,375      3,629,625    13,699,000
Portland General Electric          Portland, OR       Material Handling            Mar-99    7,643,867      8,005,042    15,648,909
Portland General Electric          Portland, OR       Material Handling            Dec-98   12,228,718        366,856    12,595,574
CMGI                               Dallas,TX          Computers                    Sep-99            0      4,168,089     4,168,089
CMGI                               Dallas,TX          Computers                    Sep-99            0        450,163       450,163
KLM                                Schipol,           Aircraft                     Sep-99   31,701,386      5,898,614    37,600,000
Rental Services                    Various            Trucks  & Trailers           Jun-99    2,984,130        537,694     3,521,824
Regus                              Various            Furniture                    Dec-99            0      5,344,729     5,344,729
Sabena Oman New York Technical (6) Manhassett, NY     Aircraft                     Feb-00            0      1,961,000     1,961,000
E*Trade Group, Inc. (SCH 51)       Rancho Cordova, CA Furniture                    Jun-00    1,147,125        117,001     1,264,126
E*Trade Group, Inc. (SCH 52)       Alpharetta, GA     Furniture                    Jun-00    1,733,165        177,105     1,910,270
Rowan Companies                    Memphis, TN        Oil Rig                      Dec-00            0      1,997,000     1,997,000
Summit Portfolio                   England            Computers                    Dec-00            0      2,526,696     2,526,696
AAR                                Fort Worth, Texas  Aircraft                     Dec-00            0      1,150,000     1,150,000
SKY Airlines                       Cyprus, Turkey     Aircraft                     Jan-01            0      1,280,666     1,280,666
                                                                                           -----------    -----------   ------------
                                                                                           $76,658,725    $54,748,571   $131,407,296
                                                                                           ===========    ===========   ============

(1)   This is the financing at the date of acquisition.

(2) Cash expended is equal to cash paid plus amounts payable on equipment purchases at December 31, 2001.

(3) Total acquisition cost is equal to the contractual purchase price plus acquisition fee.

                                    TABLE VI
           Acquisition of Equipment - Recent Public Programs - Fund 8A
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for Fund 8A at December 31, 2001 pursuant to leases or which secure its Financing Transactions.

                                   Equipment              Equipment                  Total
Equipment Category                   Leases               Financings               Portfolio
                                ---------------          ------------           ---------------
Aircraft                           $58,270,011                    $0               $58,270,011
Material Handling                   27,038,665                     0                27,038,665
Telecommunications                   4,861,629                     0                 4,861,629
Computer Systems                    13,921,748                     0                13,921,748
Trucks & Trailers                    3,521,824                     0                 3,521,824
Vessels                             12,922,568                     0                12,922,568
Office Furniture & Fixtures          8,801,652                     0                 8,801,652
Manufacturing                        2,159,218                     0                 2,159,218
Energy                               1,997,000                     0                 1,997,000

                                ---------------          ------------           ---------------
                                  $133,494,315                    $0              $133,494,315
                                ===============          ============           ===============

                                    TABLE VI
          Acquisition of Equipment - Current Public Programs - Fund 8B
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for Fund 8B for the three years ended December 31, 2001:

                Original Lessee                                                                        Date           Total
               or Equipment User                  Location                  Equipment                Purchased     Financing (1)
               -----------------                  --------                  ---------                ---------     -------------
CSK Auto                                    Phoenix, AZ            Computers                           Jun-00       $ 2,023,492
Regus Business Center Corp                  Purchase, NY           Furniture                           Dec-99        $3,451,072
Petsmart, Inc.                              Phoenix, AZ            Other                               Oct-00                 0
Scandinavian Airlines System                Stockholm, Sweden      Aircraft                            Dec-00        42,274,045
CONAGRA, INC.                               Twin Falls, ID         Production                          Dec-00        106,711.66
CONAGRA, INC.                               Richland, Wa           Production                          Dec-00         16,365.85
CONAGRA, INC.                               Connell, Wa            Production                          Dec-00         23,668.84
GE AIRCRAFT ENGINES                         Madisonville, KY       Production                          Dec-00         15,853.12
GE AIRCRAFT ENGINES                         Hooksett,NH            Production                          Dec-00         14,894.70
GE AIRCRAFT ENGINES                         Albuquerque, NM        Production                          Dec-00        271,568.15
GE AIRCRAFT ENGINES                         Albuquerque, NM        Production                          Dec-00        362,232.80
GE AIRCRAFT ENGINES                         Albuquerque, NM        Production                          Dec-00        338,232.61
GE AIRCRAFT ENGINES                         Albuquerque, NM        Production                          Dec-00        318,955.03
GE AIRCRAFT ENGINES                         Winchester, VT         Production                          Dec-00        123,733.87
GE AIRCRAFT ENGINES                         Madisonville, KY       Production                          Dec-00         43,788.07
GE ENGINE SERVICES                          Hamilton, OH           Production                          Dec-00        409,312.26
HONEYWELL                                   Plymouth,MN            Production                          Dec-00        141,386.73
NATIONAL BROADCASTING CO. (NBC)             New York, NY           Production                          Dec-00              0.00
NATIONAL BROADCASTING CO. (NBC)             Long Island City, NY   Production                          Dec-00        279,754.10
NATIONAL BROADCASTING CO. (NBC)             New York, NY           Production                          Dec-00        447,956.51
NATIONAL BROADCASTING CO. (NBC)             New York, NY           Production                          Dec-00        278,582.09
NESTLE USA, INC.                            Fort Dodge,IA          Production                          Dec-00        258,034.46
NESTLE USA, INC.                            Dekalb, IL             Production                          Dec-00            712.14
NESTLE USA, INC.                            St Joseph, MO          Production                          Dec-00         27,713.68
NESTLE USA, INC.                            Moses Lake, Wa         Production                          Dec-00          2,313.11
WARNER LAMBERT(PARKE-DAVIS)                 Ann Arbor, MI          Production                          Dec-00        242,422.91
CONAGRA, INC.                               Boardman, OR           Misc Material Handling              Dec-00         30,741.15
CONAGRA, INC.                               Herminston, OR         Misc Material Handling              Dec-00        197,220.43
NESTLE USA, INC.                            Nampa, ID              Misc Material Handling              Dec-00         10,798.65
NESTLE USA, INC.                            Modesto, CA            Misc Material Handling              Dec-00         32,178.17
NESTLE USA, INC.                            Moses Lake, WA         Misc Material Handling              Dec-00        165,342.22
NESTLE USA, INC.                            Lathrop, CA            Misc Material Handling              Dec-00         32,429.48
NESTLE USA, INC.                            Nampa, ID              Misc Material Handling              Dec-00         53,955.64
NESTLE USA, INC.                            Crete, NE              Misc Material Handling              Dec-00         83,513.27
NESTLE USA, INC.                            Fort Worth, TX         Misc Material Handling              Dec-00         30,169.93
NESTLE USA, INC.                            Carnation, WA          Misc Material Handling              Dec-00         32,106.94
SIGNATURE FLIGHT                            East Boston, MA        Misc Material Handling              Dec-00         51,832.79
SIGNATURE FLIGHT                            Detroit, MI            Misc Material Handling              Dec-00         51,832.79
SIGNATURE FLIGHT                            Minneapolis, MN        Misc Material Handling              Dec-00         51,832.79
SIGNATURE FLIGHT                            Newark, NJ             Misc Material Handling              Dec-00         25,916.40
TREE OF LIFE                                St. Augustine, FL      Misc Material Handling              Dec-00        211,807.03
AVERY DENNISON                              Holliston, MA          Forklifts                           Dec-00         22,420.69
AVERY DENNISON                              Holliston, MA          Forklifts                           Dec-00         43,964.07
AVERY DENNISON                              Holliston, MA          Forklifts                           Dec-00              0.00
AVERY DENNISON                              Memphis, TN            Forklifts                           Dec-00         44,954.08
CONOPCO, INC.                               Ayer,MA                Forklifts                           Dec-00          4,292.40
CONOPCO, INC.                               Joliet, IL             Forklifts                           Dec-00         31,466.67
CONOPCO, INC.                               Owensboro,KY           Forklifts                           Dec-00          5,715.17
CONOPCO, INC.                               Baltimore, MD          Forklifts                           Dec-00        100,176.08
CONOPCO, INC.                               Merced, CA             Forklifts                           Dec-00        131,004.77
CONOPCO, INC.                               Stockton, CA           Forklifts                           Dec-00         42,300.00
CONOPCO, INC.                               Sunnyvale, CA          Forklifts                           Dec-00          6,451.00
CONOPCO, INC.                               Atlanta, GA            Forklifts                           Dec-00         23,787.21
CONOPCO, INC.                               Dalton, GA             Forklifts                           Dec-00         36,369.90
CONOPCO, INC.                               Olathe, KS             Forklifts                           Dec-00         15,095.26
CONOPCO, INC.                               Madelia, MN            Forklifts                           Dec-00         19,023.78
CONOPCO, INC.                               Thorofare, NJ          Forklifts                           Dec-00         90,361.69
CONOPCO, INC.                               Rochester, NY          Forklifts                           Dec-00         10,470.98
CONOPCO, INC.                               Dallas, TX             Forklifts                           Dec-00         46,704.26
CONOPCO, INC.                               Baltimore, MD          Forklifts                           Dec-00         70,202.12
CONOPCO, INC.                               Owensboro,KY           Forklifts                           Dec-00         48,066.97
CONOPCO, INC.                               Sunnyvale, CA          Forklifts                           Dec-00         43,412.54
CONOPCO, INC.                               Atlanta, GA            Forklifts                           Dec-00         13,344.89
CONOPCO, INC.                               Baltimore, MD          Forklifts                           Dec-00         31,120.24
CONOPCO, INC.                               Madelia, MN            Forklifts                           Dec-00         24,037.41
EASTMAN KODAK COMPANY                       Dallas, TX             Forklifts                           Dec-00              0.00
GE PLASTICS                                 Longview, TX           Forklifts                           Dec-00              0.00
GE PLASTICS                                 Mt Vernon, IN          Forklifts                           Dec-00              0.00
GE PLASTICS                                 Mt Vernon, IN          Forklifts                           Dec-00         70,523.12
HELUVA GOOD CHEESE                          Mt Vernon, IN          Forklifts                           Dec-00              0.00
HOME DEPOT                                  Glenmont,NY            Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Houston, TX            Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Santa Maria, CA        Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Albany, NY             Forklifts                           Dec-00         17,572.40
HOME DEPOT                                  Goleta, CA             Forklifts                           Dec-00         17,267.48
HOME DEPOT                                  Conshohocken, PA       Forklifts                           Dec-00         17,267.48
HOME DEPOT                                  Claymont, DE           Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Chester, VA            Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  San Bernadino, CA      Forklifts                           Dec-00         17,267.48
HOME DEPOT                                  Salisbury,MD           Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Bridgeton, MO          Forklifts                           Dec-00         18,679.43
HOME DEPOT                                  Carmichael, CA         Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Ft Gratoit, MI         Forklifts                           Dec-00         18,404.73
HOME DEPOT                                  Greenville, SC         Forklifts                           Dec-00         18,679.43
HOME DEPOT                                  Westminster, CA        Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Williston, VT          Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Signal Hill, CA        Forklifts                           Dec-00         18,679.43
HOME DEPOT                                  Sacramento, CA         Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Waxachie, TX           Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  North Olmstead, OH     Forklifts                           Dec-00         17,267.48
HOME DEPOT                                  Pittsburgh, PA         Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Coplaque, NY           Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Fort Worth, TX         Forklifts                           Dec-00         18,679.43
HOME DEPOT                                  Glendale, CA           Forklifts                           Dec-00         18,404.73
HOME DEPOT                                  Tampa, FL              Forklifts                           Dec-00         18,569.55
HOME DEPOT                                  White Settlement, TX   Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Wichita, KS            Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Utica, NY              Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Winchester, VA         Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Charleston, SC         Forklifts                           Dec-00         18,569.55
HOME DEPOT                                  Sugarland, TX          Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Torrance, CA           Forklifts                           Dec-00         18,404.73
HOME DEPOT                                  Port Richey, FL        Forklifts                           Dec-00         18,514.61
HOME DEPOT                                  Lake Mary, FL          Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Knoxville,TN           Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  White Lake, MI         Forklifts                           Dec-00         18,679.43
HOME DEPOT                                  Santee, CA             Forklifts                           Dec-00         18,404.73
HOME DEPOT                                  Orlando, FL            Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Moreno Valley, CA      Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Cherry Hill, NJ        Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Janesville, WI         Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  San Marcos, CA         Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Frederick, MD          Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Oceanside, CA          Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Hillsboro, OR          Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Monrovia,CA            Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Lake Worth, FL         Forklifts                           Dec-00         18,349.79
HOME DEPOT                                  Dover, NJ              Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Hawthone, CA           Forklifts                           Dec-00         18,679.43
HOME DEPOT                                  Folsom, CA             Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Greeley, CO            Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Long Island City,NY    Forklifts                           Dec-00         18,404.73
HOME DEPOT                                  Knoxville,TN           Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Delray Beach, Fl       Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Delafield, WI          Forklifts                           Dec-00         17,267.48
HOME DEPOT                                  Victor, NY             Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Tulsa, OK              Forklifts                           Dec-00         18,349.79
HOME DEPOT                                  Natick, MA             Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Waite Park, MN         Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Glenn Dale, MD         Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Matteson, IL           Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Glenn Dale, MD         Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  St Louis, MO           Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Glenn Dale, MD         Forklifts                           Dec-00         18,404.73
HOME DEPOT                                  Cordovia, TN           Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Glenn Dale, MD         Forklifts                           Dec-00         17,267.48
HOME DEPOT                                  Renesalaer, NY         Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Simi Valley, CA        Forklifts                           Dec-00         17,196.06
HOME DEPOT                                  Tulsa, OK              Forklifts                           Dec-00         17,196.06
M. A. GEDNEY CO.( FORM. CAINS FOODS LP)     Springhill, FL         Forklifts                           Dec-00              0.00
NABISCO BISCUIT                             Sacramento, CA         Forklifts                           Dec-00         88,304.29
NABISCO BISCUIT                             Tampa, FL              Forklifts                           Dec-00        111,066.61
NABISCO, INC. (SPECIALTY PRODUCTS DIVISION) Cambridge, MD          Forklifts                           Dec-00         70,399.55
NATIONAL STEEL CORPORATION                  Kewatin, MN            Forklifts                           Dec-00          9,714.73
OWENS BROCKAWAY PLASTICS PRODUCTS           Nasha, NH              Forklifts                           Dec-00              0.00
WHIRLPOOL CORPORATION                       Fort Smith, AR         Forklifts                           Dec-00         62,262.72
XEROX CORPORATION                           Webster, NY            Forklifts                           Dec-00              0.00
XEROX CORPORATION                           Webster, NY            Forklifts                           Dec-00              0.00
XEROX CORPORATION                           Webster, NY            Forklifts                           Dec-00              0.00
ALLIANT FOOD SERVICE                        New Ulm, MN            Trailers                            Dec-00         14,491.92
ALLIANT FOOD SERVICE                        Springfield, MO        Trailers                            Dec-00         32,426.15
ALLIANT FOOD SERVICE                        Allentown, PA          Trailers                            Dec-00         29,732.83
ALLIANT FOOD SERVICE                        Garland, TX            Trailers                            Dec-00         14,453.51
ALLIANT FOODS SERVICE                       Buena Park, CA         Trailers                            Dec-00         39,867.92
COCA-COLA COMPANY                           Altlanta, GA           Trailers                            Dec-00         21,644.27
COCA-COLA COMPANY                           Baltimore Ind City, MD Trailers                            Dec-00         10,029.11
COCA-COLA COMPANY                           Columbus, OH           Trailers                            Dec-00         63,339.02
CONAGRA, INC.                               Hermiston, OR          Trailers                            Dec-00        139,080.97
CONAGRA, INC.                               Hermiston, OR          Trailers                            Dec-00         38,799.30
CROWLEY FOODS, INC.                         Concord, NH            Trailers                            Dec-00              0.00
CROWLEY FOODS, INC.                         Binghamton, NY         Trailers                            Dec-00         19,427.27
CROWLEY FOODS, INC.                         Binghamton, NY         Trailers                            Dec-00              0.00
CROWLEY FOODS, INC.                         Lafargeville, NY       Trailers                            Dec-00              0.00
CROWLEY FOODS, INC.                         Arkport, NY            Trailers                            Dec-00          6,475.76
NESTLE USA, INC.                            Fort Dodge, IA         Trailers                            Dec-00         35,988.50
NESTLE USA, INC.                            St. Joseph, MO         Trailers                            Dec-00        145,689.90
RICH PRODUCTS                               Tonwanda, NY           Trailers                            Dec-00         90,528.97
THE PERRIER GROUP                           Ontario, CA            Trailers                            Dec-00        101,107.06
THE PERRIER GROUP                           Calistoga, CA          Trailers                            Dec-00         18,500.50
THE PERRIER GROUP                           Fort Worth, TX         Trailers                            Dec-00         35,463.56
THE PERRIER GROUP                           Houston, TX            Trailers                            Dec-00        145,155.07
THE PERRIER GROUP                           Poland Spring, ME      Trailers                            Dec-00        100,102.55
NEW YORK STATE ELECTRIC                     Lancaster, NY          Tractors/Trucks                     Dec-00        135,653.59
THE PERRIER GROUP                           Miami, FL              Tractors/Trucks                     Dec-00          6,847.22
THE PERRIER GROUP                           Austin, Tx             Tractors/Trucks                     Dec-00         20,249.07
THE PERRIER GROUP                           Bakersfield, CA        Tractors/Trucks                     Dec-00         41,491.02
THE PERRIER GROUP                           Brooklyn, NY           Tractors/Trucks                     Dec-00        146,367.33
THE PERRIER GROUP                           Buffalo, NY            Tractors/Trucks                     Dec-00         41,915.63
THE PERRIER GROUP                           Casselberry,FL         Tractors/Trucks                     Dec-00         63,194.33
THE PERRIER GROUP                           Chatsworth, CA         Tractors/Trucks                     Dec-00         41,491.02
THE PERRIER GROUP                           Clearwater, FL         Tractors/Trucks                     Dec-00         21,569.80
THE PERRIER GROUP                           Corpus Christi, TX     Tractors/Trucks                     Dec-00         20,249.07
THE PERRIER GROUP                           Dracut, MA             Tractors/Trucks                     Dec-00        125,981.37
THE PERRIER GROUP                           Elmsford, NY           Tractors/Trucks                     Dec-00         83,768.30
THE PERRIER GROUP                           Escondido, CA          Tractors/Trucks                     Dec-00         20,745.51
THE PERRIER GROUP                           Fort Lauderdale, FL    Tractors/Trucks                     Dec-00         85,967.41
THE PERRIER GROUP                           Fort Meyers, FL        Tractors/Trucks                     Dec-00         21,413.90
THE PERRIER GROUP                           Fort Worth, TX         Tractors/Trucks                     Dec-00         82,553.20
THE PERRIER GROUP                           Framingham, MA         Tractors/Trucks                     Dec-00        147,472.16
THE PERRIER GROUP                           Gardena, CA            Tractors/Trucks                     Dec-00         82,982.03
THE PERRIER GROUP                           Houston, TX            Tractors/Trucks                     Dec-00         83,158.64
THE PERRIER GROUP                           Jacksonville, FL       Tractors/Trucks                     Dec-00         21,569.80
THE PERRIER GROUP                           Jupiter, FL            Tractors/Trucks                     Dec-00         64,397.60
THE PERRIER GROUP                           Lorton, VA             Tractors/Trucks                     Dec-00         20,848.18
THE PERRIER GROUP                           Los Angeles, CA        Tractors/Trucks                     Dec-00        145,218.56
THE PERRIER GROUP                           Melbourne, FL          Tractors/Trucks                     Dec-00         21,569.80
THE PERRIER GROUP                           Miami, FL              Tractors/Trucks                     Dec-00         64,397.80
THE PERRIER GROUP                           Moonachie, NJ          Tractors/Trucks                     Dec-00         62,779.01
THE PERRIER GROUP                           N. Houston, TX         Tractors/Trucks                     Dec-00         20,249.07
THE PERRIER GROUP                           Newburgh, NY           Tractors/Trucks                     Dec-00         41,852.68
THE PERRIER GROUP                           North Haven, CT        Tractors/Trucks                     Dec-00         62,779.01
THE PERRIER GROUP                           Norton, MA             Tractors/Trucks                     Dec-00         42,134.90
THE PERRIER GROUP                           Orange, CA             Tractors/Trucks                     Dec-00         20,745.51
THE PERRIER GROUP                           Pennsauken, NJ         Tractors/Trucks                     Dec-00         20,237.67
THE PERRIER GROUP                           Randolph, NJ           Tractors/Trucks                     Dec-00         41,993.79
THE PERRIER GROUP                           Rochester, NY          Tractors/Trucks                     Dec-00         62,983.08
THE PERRIER GROUP                           San Antonio, TX        Tractors/Trucks                     Dec-00         20,249.07
THE PERRIER GROUP                           San Benito, TX         Tractors/Trucks                     Dec-00         62,909.56
THE PERRIER GROUP                           Santa Maria, CA        Tractors/Trucks                     Dec-00         20,745.51
THE PERRIER GROUP                           Sarasota, FL           Tractors/Trucks                     Dec-00         21,569.80
THE PERRIER GROUP                           Somerset, NJ           Tractors/Trucks                     Dec-00         41,829.02
THE PERRIER GROUP                           Springfield, MA        Tractors/Trucks                     Dec-00         20,926.34
THE PERRIER GROUP                           Syracuse, NY           Tractors/Trucks                     Dec-00         62,983.08
THE PERRIER GROUP                           Tampa, Fl              Tractors/Trucks                     Dec-00        128,485.52
THE PERRIER GROUP                           Thousand Palms, CA     Tractors/Trucks                     Dec-00         82,982.03
THE PERRIER GROUP                           Austin, Tx             Tractors/Trucks                     Dec-00         19,662.11
THE PERRIER GROUP                           Corpus Christi, TX     Tractors/Trucks                     Dec-00         19,662.11
THE PERRIER GROUP                           Fort Worth, TX         Tractors/Trucks                     Dec-00         81,225.67
THE PERRIER GROUP                           Los Angeles, CA        Tractors/Trucks                     Dec-00         19,895.50
THE PERRIER GROUP                           Orange, CA             Tractors/Trucks                     Dec-00         85,044.73
THE PERRIER GROUP                           S. Houston, TX         Tractors/Trucks                     Dec-00         19,662.11
THE PERRIER GROUP                           San Antonio, TX        Tractors/Trucks                     Dec-00         19,662.11
THE PERRIER GROUP                           San Deigo, CA          Tractors/Trucks                     Dec-00         21,261.18
THE PERRIER GROUP                           Callistoga, CA         Tractors/Trucks                     Dec-00          3,170.84
THE PERRIER GROUP                           Austin, Tx             Tractors/Trucks                     Dec-00         10,520.00
THE PERRIER GROUP                           Bakersfield, CA        Tractors/Trucks                     Dec-00          9,894.75
THE PERRIER GROUP                           Chatsworth, CA         Tractors/Trucks                     Dec-00          9,830.31
THE PERRIER GROUP                           Cotton, CA             Tractors/Trucks                     Dec-00          9,830.31
THE PERRIER GROUP                           Elmonte, CA            Tractors/Trucks                     Dec-00          9,830.31
THE PERRIER GROUP                           Escondido, CA          Tractors/Trucks                     Dec-00          9,894.75
THE PERRIER GROUP                           Fort Worth, TX         Tractors/Trucks                     Dec-00         20,385.14
THE PERRIER GROUP                           Gardena, CA            Tractors/Trucks                     Dec-00          9,894.75
THE PERRIER GROUP                           Houston, TX            Tractors/Trucks                     Dec-00         19,690.31
THE PERRIER GROUP                           Los Angles,            Tractors/Trucks                     Dec-00         19,789.49
THE PERRIER GROUP                           Orange, CA             Tractors/Trucks                     Dec-00          9,894.75
THE PERRIER GROUP                           Phoenix, AZ            Tractors/Trucks                     Dec-00          9,894.61
THE PERRIER GROUP                           San Antonio, TX        Tractors/Trucks                     Dec-00          9,865.38
THE PERRIER GROUP                           San Deigo, CA          Tractors/Trucks                     Dec-00          9,894.75
THE PERRIER GROUP                           Ventura, CA            Tractors/Trucks                     Dec-00         19,725.05
THE PERRIER GROUP                           Elmsford, NY           Tractors/Trucks                     Dec-00         15,534.47
THE PERRIER GROUP                           Fort Worth, TX         Tractors/Trucks                     Dec-00         16,842.57
THE PERRIER GROUP                           Framingham, MA         Tractors/Trucks                     Dec-00         15,534.47
THE PERRIER GROUP                           Norton, MA             Tractors/Trucks                     Dec-00         15,534.47
THE PERRIER GROUP                           Phoenix, AZ            Tractors/Trucks                     Dec-00         15,348.51
THE PERRIER GROUP                           San Deigo, CA          Tractors/Trucks                     Dec-00         15,348.51
THE PERRIER GROUP                           Alexandria, VA         Tractors/Trucks                     Dec-00         24,202.65
THE PERRIER GROUP                           Austin, Tx             Tractors/Trucks                     Dec-00         47,339.93
THE PERRIER GROUP                           Breinigsville, PA      Tractors/Trucks                     Dec-00         24,202.65
THE PERRIER GROUP                           Brooklyn, NY           Tractors/Trucks                     Dec-00         48,618.60
THE PERRIER GROUP                           Casselberry,FL         Tractors/Trucks                     Dec-00         25,542.08
THE PERRIER GROUP                           Chatsworth, CA         Tractors/Trucks                     Dec-00         24,242.28
THE PERRIER GROUP                           Clearwater, FL         Tractors/Trucks                     Dec-00         25,542.08
THE PERRIER GROUP                           Dracut, MA             Tractors/Trucks                     Dec-00         24,681.58
THE PERRIER GROUP                           Elmsford, NY           Tractors/Trucks                     Dec-00         49,404.74
THE PERRIER GROUP                           Fort Lauderdale, FL    Tractors/Trucks                     Dec-00         49,839.64
THE PERRIER GROUP                           Fort Meyers, FL        Tractors/Trucks                     Dec-00         25,542.08
THE PERRIER GROUP                           Fort Worth, TX         Tractors/Trucks                     Dec-00         24,225.16
THE PERRIER GROUP                           Framingham, MA         Tractors/Trucks                     Dec-00         25,007.39
THE PERRIER GROUP                           Fredderick, MD         Tractors/Trucks                     Dec-00         49,197.32
THE PERRIER GROUP                           Houston, TX            Tractors/Trucks                     Dec-00        118,349.58
THE PERRIER GROUP                           Islandia, NY           Tractors/Trucks                     Dec-00         24,777.95
THE PERRIER GROUP                           Jupiter, FL            Tractors/Trucks                     Dec-00         24,919.82
THE PERRIER GROUP                           Laredo, TX             Tractors/Trucks                     Dec-00         47,895.07
THE PERRIER GROUP                           Lorton, VA             Tractors/Trucks                     Dec-00         49,989.34
THE PERRIER GROUP                           Miami, FL              Tractors/Trucks                     Dec-00         51,084.16
THE PERRIER GROUP                           Moonachie, NJ          Tractors/Trucks                     Dec-00         25,046.52
THE PERRIER GROUP                           N. Houston, TX         Tractors/Trucks                     Dec-00         23,669.92
THE PERRIER GROUP                           Newburgh, NY           Tractors/Trucks                     Dec-00         24,294.13
THE PERRIER GROUP                           Norton, MA             Tractors/Trucks                     Dec-00         24,681.58
THE PERRIER GROUP                           Odenton, MD            Tractors/Trucks                     Dec-00        146,897.79
THE PERRIER GROUP                           Pennsauken, NJ         Tractors/Trucks                     Dec-00         47,676.40
THE PERRIER GROUP                           San Deigo, CA          Tractors/Trucks                     Dec-00         24,242.28
THE PERRIER GROUP                           Santa Maria, CA        Tractors/Trucks                     Dec-00         24,242.28
THE PERRIER GROUP                           Sarasota, FL           Tractors/Trucks                     Dec-00         25,542.08
THE PERRIER GROUP                           Somerset, NJ           Tractors/Trucks                     Dec-00         24,294.13
THE PERRIER GROUP                           Tampa, Fl              Tractors/Trucks                     Dec-00         84,355.93
THE PERRIER GROUP                           Waco, TX               Tractors/Trucks                     Dec-00         47,339.83
NATIONAL FUEL GAS DISTRIBUTION CORPORATION  Jamestown, NY          Office Workstations/Furniture       Dec-00         55,186.42
NATIONAL FUEL GAS DISTRIBUTION CORPORATION  Buffalo, NY            Office Workstations/Furniture       Dec-00         31,053.14
NATIONAL FUEL GAS DISTRIBUTION CORPORATION  Buffalo, NY            Office Workstations/Furniture       Dec-00         70,618.91
SG COWEN                                    Boston, MA             Office Workstations/Furniture       Dec-00        314,626.61
SG COWEN                                    New York, NY           Office Workstations/Furniture       Dec-00         71,750.72
SG COWEN                                    New York, NY           Office Workstations/Furniture       Dec-00         51,399.13
TELEPHONICA (FOMERLY SG COWENS)             New York, NY           Office Workstations/Furniture       Dec-00         95,566.47
INTERNATIONAL PAPER                         Ticonderoga, NY        Haul Trucks/Wheel Loaders           Dec-00              0.00
NATIONAL STEEL CORPORATION                  Kewatin, MN            Haul Trucks/Wheel Loaders           Dec-00         57,442.68
LUCENT TECHNOLOGIES                         Shrevesport, LA        Circuit Board Mfg.                  Dec-00         41,514.42
LUCENT TECHNOLOGIES                         Shrevesport, LA        Circuit Board Mfg.                  Dec-00         24,518.92
LUCENT TECHNOLOGIES                         N. Andover, MA         Circuit Board Mfg.                  Dec-00      1,037,368.28
LUCENT TECHNOLOGIES                         N. Andover, MA         Circuit Board Mfg.                  Dec-00         41,511.61
LUCENT TECHNOLOGIES                         Middletown,NJ          Circuit Board Mfg.                  Dec-00        202,764.23
LUCENT TECHNOLOGIES                         Columbus, OH           Circuit Board Mfg.                  Dec-00         89,378.43
LUCENT TECHNOLOGIES                         Columbus, OH           Circuit Board Mfg.                  Dec-00         89,922.75
EMC CORPORATION                             Hopkinton, MA          Circuit-Board Mfg                   Dec-00        295,655.90
INT'L PAPER(FED PAPER)                      Kenton, OH             General Construction/Utility        Dec-00              0.00
NIAGARA MOHAWK POWER CORPORATION            Buffalo, NY            General Construction/Utility        Dec-00              0.00
ST.LOUIS COUNTY WATER                       St. Louis, MO          General Construction/Utility        Dec-00        178,756.89
AES C/O SOMERSET, LLC                       Barker, NY             General Const-Utility               Dec-00              0.00
AES C/O SOMERSET, LLC                       Barker, NY             General Const-Utility               Dec-00              0.00
BORG IMAGING                                Rochester, NY          Medical                             Dec-00              0.00
BORG IMAGING                                Rochester, NY          Medical                             Dec-00         45,678.31
BORG IMAGING                                Rochester, NY          Medical                             Dec-00        116,798.11
GE AIRCRAFT ENGINES                         Madisonville, KY       Machine Tools                       Dec-00        260,286.66
GE AIRCRAFT ENGINES                         Madisonville, KY       Machine Tools                       Dec-00        273,382.22
GE AIRCRAFT ENGINES                         Madisonville, KY       Machine Tools                       Dec-00        273,382.22
GE AIRCRAFT ENGINES                         Muskegan, MN           Machine Tools                       Dec-00        276,159.64
GE AIRCRAFT ENGINES                         Cincinnati, OH         Machine Tools                       Dec-00        314,904.71
GE AIRCRAFT ENGINES                         Rutland,VT             Machine Tools                       Dec-00         55,235.53
GE AIRCRAFT ENGINES                         Rutland, VT            Machine Tools                       Dec-00        241,100.68
GE ENGINE SERVICES                          Arkansas City, KS      Machine Tools                       Dec-00        514,849.97
GE ENGINE SERVICES                          Arkansas City, KS      Machine Tools                       Dec-00        112,668.62
GE POWER SYSTEMS                            Bangor,ME              Machine Tools                       Dec-00        327,429.11
BAE Systems Inc.                            Sterling, VA           Aircraft Simulator                  Mar-01     10,830,109.00
Kmart Corporation                           Troy, MI               Photography                         Mar-01      5,957,406.00
Kmart Corporation                           Troy, MI               Photography                         Mar-01      2,457,072.00
Kmart Corporation                           Troy, MI               Photography                         Jun-01      1,381,378.00
CSK Auto                                    Phoenix , AZ           Fixtures                            Jun-01              0.00
TWA LLC                                     Dallas, TX             Aircraft                            Jun-01      1,911,210.00
Kmart Corporation                           Troy, MI               Photography                         Sep-01      2,722,210.00
Kmart Corporation                           Troy, MI               Photography                         Dec-01      5,034,476.00

                                                                                                                   ------------
                                                                                                                   $ 96,347,045
                                                                                                                   ============

                Original Lessee                 Cash            Acquisition
               or Equipment User             Expended (2)         Cost (3)
               -----------------             ------------         --------
CSK Auto                                        $ 48,306        $ 2,071,798
Regus Business Center Corp                    $1,852,018         $5,303,090
Petsmart, Inc.                                 3,397,802          3,397,802
Scandinavian Airlines System                   2,241,371         44,515,416
CONAGRA, INC.                                  53,931.39         165,462.34
CONAGRA, INC.                                   8,271.12          25,376.08
CONAGRA, INC.                                  11,962.03          36,699.80
GE AIRCRAFT ENGINES                             9,261.42          25,867.98
GE AIRCRAFT ENGINES                             4,669.08          20,150.69
GE AIRCRAFT ENGINES                           107,654.13         390,598.95
GE AIRCRAFT ENGINES                            91,285.67         467,124.02
GE AIRCRAFT ENGINES                            99,664.83         451,034.36
GE AIRCRAFT ENGINES                            99,664.61         431,178.23
GE AIRCRAFT ENGINES                            36,563.69         165,106.49
GE AIRCRAFT ENGINES                            11,356.40          56,798.80
GE ENGINE SERVICES                             98,972.26         523,533.06
HONEYWELL                                      52,714.16         199,923.92
NATIONAL BROADCASTING CO. (NBC)               114,650.42         118,089.93
NATIONAL BROADCASTING CO. (NBC)               125,524.62         417,437.08
NATIONAL BROADCASTING CO. (NBC)               271,323.43         740,858.34
NATIONAL BROADCASTING CO. (NBC)               156,230.57         447,857.04
NESTLE USA, INC.                              148,782.16         419,021.12
NESTLE USA, INC.                                  699.44           1,453.93
NESTLE USA, INC.                               27,219.39          56,581.06
NESTLE USA, INC.                                2,271.85           4,722.51
WARNER LAMBERT(PARKE-DAVIS)                   108,366.37         361,312.96
CONAGRA, INC.                                  13,952.83          46,034.80
CONAGRA, INC.                                  62,389.51         267,398.24
NESTLE USA, INC.                                7,033.21          18,366.82
NESTLE USA, INC.                               13,389.99          46,935.20
NESTLE USA, INC.                               74,571.28         247,110.91
NESTLE USA, INC.                                7,038.29          40,651.80
NESTLE USA, INC.                               11,710.19          67,635.80
NESTLE USA, INC.                               63,886.66         151,821.93
NESTLE USA, INC.                                6,547.89          37,819.35
NESTLE USA, INC.                                6,968.28          40,247.48
SIGNATURE FLIGHT                              118,260.02         175,195.59
SIGNATURE FLIGHT                              118,260.02         175,195.59
SIGNATURE FLIGHT                              118,260.02         175,195.59
SIGNATURE FLIGHT                               59,130.01          87,597.80
TREE OF LIFE                                  123,778.50         345,653.10
AVERY DENNISON                                 23,304.81          47,097.27
AVERY DENNISON                                 22,600.22          68,561.22
AVERY DENNISON                                101,975.92         105,035.20
AVERY DENNISON                                 23,504.39          70,512.22
CONOPCO, INC.                                   6,511.06          11,127.56
CONOPCO, INC.                                  47,731.23          81,573.84
CONOPCO, INC.                                   8,669.23          14,815.93
CONOPCO, INC.                                  76,936.36         182,425.81
CONOPCO, INC.                                 100,613.14         238,566.45
CONOPCO, INC.                                  32,486.88          77,030.49
CONOPCO, INC.                                   4,954.44          11,747.60
CONOPCO, INC.                                  18,268.85          43,317.74
CONOPCO, INC.                                  27,932.49          66,231.46
CONOPCO, INC.                                  11,593.33          27,489.25
CONOPCO, INC.                                  14,610.48          34,643.29
CONOPCO, INC.                                  69,398.80         164,553.30
CONOPCO, INC.                                   8,041.83          19,068.19
CONOPCO, INC.                                  14,814.43          63,364.25
CONOPCO, INC.                                  22,267.88          95,244.10
CONOPCO, INC.                                  11,166.39          61,010.36
CONOPCO, INC.                                  10,085.13          55,102.60
CONOPCO, INC.                                   3,100.14          16,938.38
CONOPCO, INC.                                   7,229.52          39,500.25
CONOPCO, INC.                                   5,584.11          30,510.17
EASTMAN KODAK COMPANY                          91,192.38          93,928.15
GE PLASTICS                                    51,612.05          53,160.41
GE PLASTICS                                    38,643.03          39,802.32
GE PLASTICS                                    34,834.71         108,518.56
HELUVA GOOD CHEESE                              8,643.20           8,902.50
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,139.49          24,423.25
HOME DEPOT                                      6,032.96          23,999.45
HOME DEPOT                                      6,032.96          23,999.45
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,032.96          23,999.45
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,526.27          25,961.87
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,430.29          25,580.07
HOME DEPOT                                      6,526.27          25,961.87
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,526.27          25,961.87
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,032.96          23,999.45
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,526.27          25,961.87
HOME DEPOT                                      6,430.29          25,580.07
HOME DEPOT                                      6,487.88          25,809.15
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,487.88          25,809.15
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,430.29          25,580.07
HOME DEPOT                                      6,468.68          25,732.79
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,526.27          25,961.87
HOME DEPOT                                      6,430.29          25,580.07
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,411.10          25,503.72
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,526.27          25,961.87
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,430.29          25,580.07
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,032.96          23,999.45
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,411.10          25,503.72
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,430.29          25,580.07
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,032.96          23,999.45
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
HOME DEPOT                                      6,008.01          23,900.19
M. A. GEDNEY CO.( FORM. CAINS FOODS LP)        16,996.46          17,506.35
NABISCO BISCUIT                                21,899.28         113,509.68
NABISCO BISCUIT                                30,419.73         145,730.93
NABISCO, INC. (SPECIALTY PRODUCTS DIVISION)    12,224.54          85,102.81
NATIONAL STEEL CORPORATION                      2,748.26          12,836.88
OWENS BROCKAWAY PLASTICS PRODUCTS               5,342.16           5,502.42
WHIRLPOOL CORPORATION                          87,258.21         154,006.56
XEROX CORPORATION                               3,599.35           3,707.33
XEROX CORPORATION                               3,110.52           3,203.84
XEROX CORPORATION                               4,179.83           4,305.22
ALLIANT FOOD SERVICE                           36,016.33          52,023.50
ALLIANT FOOD SERVICE                           80,587.75         116,404.32
ALLIANT FOOD SERVICE                           73,894.10         106,735.74
ALLIANT FOOD SERVICE                           35,920.87          51,885.61
ALLIANT FOODS SERVICE                          99,082.54         143,118.97
COCA-COLA COMPANY                              62,348.85          86,512.91
COCA-COLA COMPANY                              28,890.02          40,086.70
COCA-COLA COMPANY                             182,455.43         253,168.28
CONAGRA, INC.                                  86,917.42         232,778.34
CONAGRA, INC.                                  22,842.03          63,490.57
CROWLEY FOODS, INC.                            21,580.73          22,228.15
CROWLEY FOODS, INC.                            52,075.61          73,647.97
CROWLEY FOODS, INC.                            10,790.37          11,114.08
CROWLEY FOODS, INC.                            10,790.37          11,114.08
CROWLEY FOODS, INC.                            17,358.54          24,549.33
NESTLE USA, INC.                               44,095.42          82,486.44
NESTLE USA, INC.                              178,508.61         333,924.47
RICH PRODUCTS                                  99,708.31         195,944.40
THE PERRIER GROUP                              63,433.71         169,476.99
THE PERRIER GROUP                              11,607.06          31,010.79
THE PERRIER GROUP                              22,249.53          59,444.48
THE PERRIER GROUP                              91,069.05         243,310.84
THE PERRIER GROUP                              62,803.49         167,793.22
NEW YORK STATE ELECTRIC                        48,488.13         189,665.97
THE PERRIER GROUP                               5,015.33          12,218.43
THE PERRIER GROUP                               9,358.53          30,495.83
THE PERRIER GROUP                              19,175.94          62,486.97
THE PERRIER GROUP                              67,646.72         220,434.47
THE PERRIER GROUP                              19,372.18          63,126.44
THE PERRIER GROUP                              29,206.58          95,172.94
THE PERRIER GROUP                              19,175.94          62,486.97
THE PERRIER GROUP                               9,968.93          32,484.89
THE PERRIER GROUP                               9,358.53          30,495.83
THE PERRIER GROUP                              58,224.92         189,732.48
THE PERRIER GROUP                              38,715.27         126,158.08
THE PERRIER GROUP                               9,587.97          31,243.48
THE PERRIER GROUP                              39,731.63         129,470.01
THE PERRIER GROUP                               9,896.88          32,250.10
THE PERRIER GROUP                              38,153.68         124,328.09
THE PERRIER GROUP                              68,157.34         222,098.39
THE PERRIER GROUP                              38,351.88         124,973.93
THE PERRIER GROUP                              38,433.50         125,239.90
THE PERRIER GROUP                               9,968.93          32,484.89
THE PERRIER GROUP                              29,762.70          96,985.11
THE PERRIER GROUP                               9,635.42          31,398.11
THE PERRIER GROUP                              67,115.79         218,704.38
THE PERRIER GROUP                               9,968.93          32,484.89
THE PERRIER GROUP                              29,762.70          96,985.32
THE PERRIER GROUP                              29,014.63          94,547.45
THE PERRIER GROUP                               9,358.53          30,495.83
THE PERRIER GROUP                              19,343.09          63,031.64
THE PERRIER GROUP                              29,014.63          94,547.45
THE PERRIER GROUP                              19,473.53          63,456.68
THE PERRIER GROUP                               9,587.97          31,243.48
THE PERRIER GROUP                               9,353.26          30,478.66
THE PERRIER GROUP                              19,408.31          63,244.16
THE PERRIER GROUP                              29,108.95          94,854.79
THE PERRIER GROUP                               9,358.53          30,495.83
THE PERRIER GROUP                              29,074.97          94,744.07
THE PERRIER GROUP                               9,587.97          31,243.48
THE PERRIER GROUP                               9,968.93          32,484.89
THE PERRIER GROUP                              19,332.15          62,996.01
THE PERRIER GROUP                               9,671.54          31,515.82
THE PERRIER GROUP                              29,108.95          94,854.79
THE PERRIER GROUP                              59,382.26         193,503.81
THE PERRIER GROUP                              38,351.88         124,973.93
THE PERRIER GROUP                               6,608.27          27,058.49
THE PERRIER GROUP                               6,608.27          27,058.49
THE PERRIER GROUP                              27,299.28         111,780.70
THE PERRIER GROUP                               6,686.71          27,379.68
THE PERRIER GROUP                              28,582.84         117,036.40
THE PERRIER GROUP                               6,608.27          27,058.49
THE PERRIER GROUP                               6,608.27          27,058.49
THE PERRIER GROUP                               7,145.71          29,259.10
THE PERRIER GROUP                               5,951.94           9,396.46
THE PERRIER GROUP                               7,018.21          18,064.36
THE PERRIER GROUP                               6,601.08          16,990.70
THE PERRIER GROUP                               6,558.09          16,880.05
THE PERRIER GROUP                               6,558.09          16,880.05
THE PERRIER GROUP                               6,558.09          16,880.05
THE PERRIER GROUP                               6,601.08          16,990.70
THE PERRIER GROUP                              13,599.54          35,004.22
THE PERRIER GROUP                               6,601.08          16,990.70
THE PERRIER GROUP                              13,136.00          33,811.10
THE PERRIER GROUP                              13,202.17          33,981.41
THE PERRIER GROUP                               6,601.08          16,990.70
THE PERRIER GROUP                               6,600.99          16,990.47
THE PERRIER GROUP                               6,581.49          16,940.28
THE PERRIER GROUP                               6,601.08          16,990.70
THE PERRIER GROUP                              13,159.18          33,870.76
THE PERRIER GROUP                               4,671.11          20,811.75
THE PERRIER GROUP                               5,064.45          22,564.23
THE PERRIER GROUP                               4,671.11          20,811.75
THE PERRIER GROUP                               4,671.11          20,811.75
THE PERRIER GROUP                               4,615.20          20,562.62
THE PERRIER GROUP                               4,615.20          20,562.62
THE PERRIER GROUP                               8,971.59          34,169.47
THE PERRIER GROUP                              17,548.22          66,834.79
THE PERRIER GROUP                               8,971.59          34,169.47
THE PERRIER GROUP                              18,022.24          68,640.07
THE PERRIER GROUP                               9,468.10          36,060.49
THE PERRIER GROUP                               8,986.28          34,225.42
THE PERRIER GROUP                               9,468.10          36,060.49
THE PERRIER GROUP                               9,149.12          34,845.62
THE PERRIER GROUP                              18,313.65          69,749.94
THE PERRIER GROUP                              18,474.87          70,363.95
THE PERRIER GROUP                               9,468.10          36,060.49
THE PERRIER GROUP                               8,979.93          34,201.24
THE PERRIER GROUP                               9,269.89          35,305.60
THE PERRIER GROUP                              18,236.77          69,457.11
THE PERRIER GROUP                              43,870.55         167,086.73
THE PERRIER GROUP                               9,184.84          34,981.67
THE PERRIER GROUP                               9,237.43          35,181.97
THE PERRIER GROUP                              17,754.04          67,618.58
THE PERRIER GROUP                              18,530.36          70,575.29
THE PERRIER GROUP                              18,936.19          72,120.96
THE PERRIER GROUP                               9,284.40          35,360.85
THE PERRIER GROUP                               8,774.11          33,417.35
THE PERRIER GROUP                               9,005.50          34,298.62
THE PERRIER GROUP                               9,149.12          34,845.62
THE PERRIER GROUP                              54,452.98         207,391.29
THE PERRIER GROUP                              17,672.98          67,309.86
THE PERRIER GROUP                               8,986.28          34,225.42
THE PERRIER GROUP                               8,986.28          34,225.42
THE PERRIER GROUP                               9,468.10          36,060.49
THE PERRIER GROUP                               9,005.50          34,298.62
THE PERRIER GROUP                              31,269.58         119,094.28
THE PERRIER GROUP                              17,548.22          66,834.69
NATIONAL FUEL GAS DISTRIBUTION CORPORATION     66,297.91         125,128.86
NATIONAL FUEL GAS DISTRIBUTION CORPORATION     37,305.41          70,409.31
NATIONAL FUEL GAS DISTRIBUTION CORPORATION     25,314.04          98,810.94
SG COWEN                                      116,898.96         444,471.34
SG COWEN                                       55,847.52         131,426.19
SG COWEN                                      110,033.86         166,275.98
TELEPHONICA (FOMERLY SG COWENS)                43,877.81         143,627.61
INTERNATIONAL PAPER                           101,140.72         104,174.94
NATIONAL STEEL CORPORATION                     38,996.78          99,332.64
LUCENT TECHNOLOGIES                            54,403.07          98,795.01
LUCENT TECHNOLOGIES                            45,978.18          72,612.01
LUCENT TECHNOLOGIES                         1,949,017.15       3,075,976.99
LUCENT TECHNOLOGIES                            33,259.79          77,014.54
LUCENT TECHNOLOGIES                            92,321.65         303,938.46
LUCENT TECHNOLOGIES                            61,088.39         154,980.82
LUCENT TECHNOLOGIES                            61,087.06         155,540.10
EMC CORPORATION                               129,599.21         438,012.76
INT'L PAPER(FED PAPER)                          1,867.94           1,923.98
NIAGARA MOHAWK POWER CORPORATION               64,505.47          66,440.63
ST.LOUIS COUNTY WATER                          63,625.54         249,653.90
AES C/O SOMERSET, LLC                          28,706.20          29,567.39
AES C/O SOMERSET, LLC                          16,060.69          16,542.51
BORG IMAGING                                   41,719.55          42,971.14
BORG IMAGING                                    7,609.86          54,886.82
BORG IMAGING                                   13,132.49         133,828.52
GE AIRCRAFT ENGINES                           111,507.86         382,948.36
GE AIRCRAFT ENGINES                           108,372.66         393,207.53
GE AIRCRAFT ENGINES                           108,372.66         393,207.53
GE AIRCRAFT ENGINES                           108,372.66         396,068.27
GE AIRCRAFT ENGINES                           112,695.33         440,428.04
GE AIRCRAFT ENGINES                            22,990.48          80,572.79
GE AIRCRAFT ENGINES                            80,341.53         331,085.48
GE ENGINE SERVICES                             60,841.57         592,962.29
GE ENGINE SERVICES                             10,775.09         127,147.02
GE POWER SYSTEMS                              208,767.88         552,282.90
BAE Systems Inc.                            2,798,959.00      13,629,068.00
Kmart Corporation                             413,455.00       6,370,861.00
Kmart Corporation                             171,518.00       2,628,590.00
Kmart Corporation                              96,789.00       1,478,167.00
CSK Auto                                    4,377,500.00       4,377,500.00
TWA LLC                                     4,217,290.00       6,128,500.00
Kmart Corporation                             195,120.00       2,917,330.00
Kmart Corporation                             351,763.00       5,386,239.00

                                            ------------       ------------
                                            $ 31,565,219       $128,803,501
                                            ============       ============

(1)   This is the financing at the date of acquisition.

(2) Cash expended is equal to cash paid plus amounts payable on equipment purchases at December 31, 2001.

(3) Total acquisition cost is equal to the contractual purchase price plus acquisition fee.

(4) Fund 8A, LP Six, LP Seven, and Fund 8B own 87.69%, 1%, 10.31% and 1% respectively.

                                    TABLE VI
           Acquisition of Equipment - Recent Public Programs - Fund 8B
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for Fund 8B at December 31, 2001 pursuant to leases or which secure its Financing Transactions.

                                           Equipment                   Equipment                       Total
Equipment Category                          Leases                     Financings                    Portfolio
------------------                          ------                     ----------                    ---------
Aircraft                                     $64,272,984                         $0                    $64,272,984
Material Handling                              9,477,392                          0                      9,477,392
Production                                    27,730,933                          0                     27,730,933
Construction                                     196,678                          0                        196,678
Computer Systems                               1,913,727                          0                      1,913,727
Medical                                          231,686                          0                        231,686
Trucks & Trailers                              8,060,951                          0                      8,060,951
Office Furniture & Fixtures                   10,540,214                          0                     10,540,214
Manufacturing                                  4,245,565                          0                      4,245,565
Haul Trucks/Wheel Loaders                        197,403                          0                        197,403

                                       ------------------            ---------------             ------------------
                                            $126,867,533                         $0                   $126,867,533
                                       ==================            ===============             ==================